                                   Exhibit 99
                                   ----------


                       News Release dated April 14, 2004,
                        containing financial results of
                          The Progressive Corporation
                                and Subsidiaries
                     for the month and year-to-date period
                                ended March 2004

[PROGRESSIVE LOGO]                                                          NEWS
                                                                         RELEASE
--------------------------------------------------------------------------------
The Progressive Corporation                                     COMPANY CONTACT:
6300 Wilson Mills Road                                            Thomas A. King
Mayfield Village, Ohio  44143                                     (440) 395-2260
http://www.progressive.com
--------------------------------------------------------------------------------
                              FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO -- April 14, 2004 -- The Progressive Corporation today reported the following results for March 2004:

     ($ in millions, except per share amounts)        March             March
                                                      2004               2003             Change
                                                 -------------     -------------    -------------
     Net premiums written                            $1,077.7            $944.1              14%
     Net premiums earned                                974.4             825.1              18%
     Net income                                         152.6              91.8              66%
           Per share                                      .69               .42              67%
     Combined ratio                                      82.8              83.7          .9 pts.

See the "Income Statement" for further information.

     Progressive's Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. Progressive's Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. The Company's other businesses principally include writing directors' and officers' liability insurance and managing the wind down of the Company's lender's collateral protection program. See "Supplemental Information" for the month and year-to-date results.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                                INCOME STATEMENT
                                   MARCH 2004
                      (millions - except per share amounts)
                                   (unaudited)

                                               Current
                                                Month         Comments on Monthly Results (1)
                                             ------------     ------------------------------------------------------------------
Direct premiums written                         $1,108.4
                                             ============
Net premiums written                            $1,077.7
                                             ============
Revenues:
Net premiums earned                               $974.4
Investment income                                   41.7
Net realized gains on securities                    23.6
Service revenues                                     4.0
                                             ------------
     Total revenues                              1,043.7
                                             ------------
Expenses:
Losses and loss adjustment expenses                615.2      Includes $34.9 million of unfavorable prior accident years development; see the "Monthly Commentary" at the end of this release for further discussion.
Policy acquisition costs                           105.1
Other underwriting expenses                         86.6
Investment expenses                                  1.0
Service expenses                                     1.2
Interest expense                                     6.7
                                             ------------
     Total expenses                                815.8
                                             ------------
Income before income taxes                         227.9
Provision for income taxes                          75.3
                                             ------------
Net income                                        $152.6
                                             ============
COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding                         216.5
                                             ============
       Per share                                    $.70
                                             ============
Diluted:
Average shares outstanding                         216.5
Net effect of dilutive stock-based
compensation                                         3.6
                                             ------------
       Total equivalent shares                     220.1
                                             ============
       Per share                                    $.69
                                             ============


(1) See the Monthly Commentary at the end of this release for additional discussion. Also see the Company's 2003 Annual Report at progressive.com/annualreport for a complete description of its reporting and accounting policies.



The following table sets forth the total return for the month:

       Fully taxable equivalent total return:
          Fixed income securities                    .5%
          Common stocks                           (1.4)%
          Total portfolio                            .2%

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                                INCOME STATEMENTS
                                   MARCH 2004
                      (millions - except per share amounts)
                                   (unaudited)

                                                  Year-to-Date
                                           ---------------------------
                                              2004           2003          % Change
                                           -----------    ------------    ----------
Direct premiums written                      $3,358.3        $2,939.6        14
                                           ===========    ============
Net premiums written                         $3,277.3        $2,879.3        14
                                           ===========    ============
Revenues:
Net premiums earned                          $3,093.5        $2,598.3        19
Investment income                               114.9           116.0        (1)
Net realized gains (losses) on securities        59.5           (3.1)        NM
Service revenues                                 12.6             8.8        43
Other income (expense)                           (.2)              --        NM
                                           -----------    ------------
     Total revenues                           3,280.3         2,720.0        21
                                           -----------    ------------
Expenses:
Losses and loss adjustment expenses           1,962.1         1,733.5        13
Policy acquisition costs                        334.0           287.7        16
Other underwriting expenses                     276.2           232.2        19
Investment expenses                               3.3             3.3        --
Service expenses                                  5.5             5.9        (7)
Interest expense                                 20.5            24.1       (15)
                                           -----------    ------------
     Total expenses                           2,601.6         2,286.7        14
                                           -----------    ------------
Income before income taxes                      678.7           433.3        57
Provision for income taxes                      218.7           141.8        54
                                           -----------    ------------
Net income                                     $460.0          $291.5        58
                                           ===========    ============
COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding                      216.4           217.9        (1)
                                           ===========    ============
       Per share                                $2.13           $1.34        59
                                           ===========    ============
Diluted:
Average shares outstanding                      216.4           217.9        (1)
Net effect of dilutive stock-based
compensation                                      3.6             3.4         6
                                           -----------    ------------
       Total equivalent shares                  220.0           221.3        (1)
                                           ===========    ============
       Per share                                $2.09           $1.32        59
                                           ===========    ============


NM = Not Meaningful

------------------------------------------



The following table sets forth the total return for the year-to-date period:

                                                                2004               2003
                                                           --------------     -------------
      Fully taxable equivalent total return:
           Fixed income securities                               2.2%              1.5%
           Common stocks                                         1.9%             (3.2)%
           Total portfolio                                       2.2%               .9%

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                                   MARCH 2004
                           ($ in millions)(unaudited)

                                                     CURRENT MONTH
-----------------------------------------------------------------------------------------------------------------------------------
                                                      PERSONAL LINES                    COMMERCIAL
                                            ---------------------------------               AUTO          OTHER         COMPANYWIDE
                                            AGENCY       DIRECT         TOTAL             BUSINESS       BUSINESSES        TOTAL
                                            ------       ------         -----             --------       ----------        -----
  Net Premiums Written                       $640.4        $308.2         $948.6           $127.2           $1.9           $1,077.7
  % Growth in NPW                               12%           19%            14%              17%          (68)%                14%
  Net Premiums Earned                        $588.9        $273.4         $862.3           $109.3           $2.8             $974.4
  % Growth in NPE                               16%           22%            18%              27%          (48)%                18%

  GAAP Ratios
  -----------
  Loss/LAE Ratio                               64.5          62.8           63.9             56.8           67.5               63.1
  Expense Ratio                                19.4          20.2           19.7             19.3           34.4               19.7
                                         ----------- ------------- -------------- ---------------- -------------- ------------------
  Combined Ratio                               83.9          83.0           83.6             76.1          101.9               82.8
                                         =========== ============= ============== ================ ============== ==================
  Actuarial Adjustments (a)
  ------------------------
  Total Calendar Year Adjustment
       Favorable (Unfavorable)                 $4.4          $1.0           $5.4             $1.9          $(.1)               $7.2

  Reserve Decrease/(Increase)
   Prior accident years                                                                                                        $6.1
   Current accident year                                                                                                        1.1
                                                                                                                  ------------------
   Calendar year actuarial adjustment                                                                                          $7.2
                                                                                                                  ==================
  Prior Accident Years Development
  --------------------------------
   Favorable/(Unfavorable)
       Actuarial adjustment                                                                                                    $6.1
       All other development                                                                                                 (41.0)
                                                                                                                  ------------------
       Total development                                                                                                    $(34.9)
                                                                                                                  ==================
  Calendar year loss/LAE Ratio                                                                                                 63.1
                                                                                                                  ==================
  Accident year loss/LAE Ratio                                                                                                 59.5
                                                                                                                  ==================
  Statutory Ratios
  ----------------
  Loss/LAE Ratio                                                                                                               63.2
  Expense Ratio                                                                                                                18.5
                                                                                                                  ------------------
  Combined Ratio                                                                                                               81.7
                                                                                                                  ==================


(a) Represents adjustments solely based on the Company's corporate actuarial review.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                                   MARCH 2004
                           ($ in millions)(unaudited)

                                                   YEAR-TO-DATE
-----------------------------------------------------------------------------------------------------------------------------------
                                                     PERSONAL LINES                   COMMERCIAL
                                            -----------------------------------          AUTO            OTHER          COMPANYWIDE
                                            AGENCY         DIRECT         TOTAL         BUSINESS       BUSINESSES          TOTAL
                                            ------         ------         -----         --------       ----------          -----
  Net Premiums Written                     $1,957.1        $937.9       $2,895.0           $376.2           $6.1           $3,277.3
  % Growth in NPW                               12%           18%            14%              20%          (67)%                14%
  Net Premiums Earned                      $1,871.4        $865.9       $2,737.3           $346.8           $9.4           $3,093.5
  % Growth in NPE                               17%           22%            19%              27%          (48)%                19%

  GAAP Ratios
  -----------
  Loss/LAE Ratio                               64.7          63.6           64.3             56.2           69.8               63.5
  Expense Ratio                                19.6          20.4           19.9             18.5           28.3               19.7
                                         ----------- ------------- -------------- ---------------- -------------- ------------------
  Combined Ratio                               84.3          84.0           84.2             74.7           98.1               83.2
                                         =========== ============= ============== ================ ============== ==================

  Actuarial Adjustments (a)
  ------------------------
  Total Calendar Year Adjustment

       Favorable/(Unfavorable)                 $7.1          $2.6           $9.7             $2.0          $(.2)              $11.5

  Reserve Decrease/(Increase)
   Prior accident years                                                                                                       $11.4
   Current accident year                                                                                                         .1
                                                                                                                  ------------------
   Calendar year actuarial adjustment                                                                                         $11.5
                                                                                                                  ==================
  Prior Accident Years Development
  --------------------------------
   Favorable/(Unfavorable)
        Actuarial adjustment                                                                                                  $11.4
        All other development                                                                                                (34.3)
                                                                                                                  ------------------
        Total development                                                                                                   $(22.9)
                                                                                                                  ==================
  Calendar year loss/LAE Ratio                                                                                                 63.5
                                                                                                                  ==================
  Accident year loss/LAE Ratio                                                                                                 62.8
                                                                                                                  ==================
  Statutory Ratios
  ----------------
  Loss/LAE Ratio                                                                                                               63.5
  Expense Ratio                                                                                                                19.0
                                                                                                                  ------------------
  Combined Ratio                                                                                                               82.5
                                                                                                                  ==================
  Statutory Surplus                                                                                                        $4,972.2
                                                                                                                  ------------------

                                                           March          March
  Policies in Force                                         2004           2003           Change
                                                     ------------- -------------- ----------------
       (in thousands)
               Agency - Auto                                4,118          3,627              14%
               Direct - Auto                                1,941          1,650              18%
               Other Personal Lines(b)                      2,057          1,708              20%
                                                     ----------------------------
        Total Personal Lines                                8,116          6,985              16%
                                                     ============================
        Commercial Auto Business                              380            304              25%
                                                     ============================


(a) Represents adjustments solely based on the Company's corporate actuarial review.

(b) Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles, homeowners and similar items.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                       BALANCE SHEET AND OTHER INFORMATION
                      (millions- except per share amounts)
                                   (unaudited)

                                                                                                    MARCH
                                                                                                     2004
    CONDENSED GAAP BALANCE SHEET: (1)
       Investments -
           Available-for-sale:
                 Fixed maturities, at market (amortized cost: $9,008.6)                            $9,297.3
                 Equity securities, at market:
                        Preferred stocks (cost: $804.7)                                               832.8
                        Common equities (cost: $1,600.1)                                            2,004.0
           Short-term investments, at amortized cost (market: $1,113.6)                             1,113.6
                                                                                            ----------------
                               Total investments (2)                                               13,247.7
       Net premiums receivable                                                                      2,248.2
       Deferred acquisition costs                                                                     434.5
       Other assets                                                                                 1,231.5
                                                                                            ----------------
                               Total assets                                                       $17,161.9
                                                                                            ================

       Unearned premiums                                                                           $4,083.9
       Loss and loss adjustment expense reserves                                                    4,703.9
       Other liabilities (2)                                                                        1,542.4
       Debt                                                                                         1,289.9
       Shareholders' equity                                                                         5,541.8
                                                                                            ----------------
                               Total liabilities and shareholders' equity                         $17,161.9
                                                                                            ================

      Common Shares outstanding                                                                       217.5
      Shares repurchased - March                                                                         .2
              Average cost per share                                                                 $86.92
      Book value per share                                                                           $25.48
      Return on average shareholders' equity                                                          29.1%
      Net unrealized pre-tax gains on investments                                                    $720.7
      Debt to total capital ratio                                                                     18.9%

(1) Pursuant to SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $242.2 million.

(2)  Amounts include net unsettled security acquisitions of $62.0 million.

      MONTHLY COMMENTARY

- Continued low accident frequency contributed to the Company's strong profitability for March. Forty-seven of the 49 markets in which the Company writes Personal Lines business were profitable for the month; for the year, all markets are profitable.

- Unfavorable reserve development increased the combined ratio 3.6 points for March and .7 points year-to-date. The unfavorable development, which related to personal auto, was a function of several items, including: $10 million development in both case and incurred but not reported (IBNR) property damage reserves; approximately $10 million of lower limit (less than $100 thousand) bodily injury IBNR emergence; a $5 million accrual for a pending class action lawsuit settlement; and almost $5 million of personal injury protection (PIP) development in three PIP states.

- Policies in force growth remains strong, supported by strong renewals. In Personal Lines, 17 markets have year-to-date net premiums written growth of 20% or greater; these markets represent 27% of the total Personal Lines premiums. Thirteen states (36% of total Personal Lines) grew less than 10%.

- The Company will consider actions in selected states to maintain an attractive combination of profit and growth.

- In general, the Company did not see any significant changes in customer retention.

- At March month-end, the net unrealized gains in the investment portfolio were $720.7 million, an increase of $77.3 million from year-end 2003. The pretax recurring investment book yield of the portfolio was 4.1% for the month and 3.8% year-to-date. In the fixed-income portfolio, the duration was 3.0 years and the weighted average credit quality was AA+.

    The Progressive group of insurance companies ranks third in the nation for auto insurance based on premiums written, offering its products by phone at 1-800-PROGRESSIVE, online at progressive.com and through more than 30,000 independent agencies and insurance brokers. The Common Shares of The Progressive Corporation, the holding company, are publicly traded at NYSE:PGR.

    Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company's pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company's ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company's advertising campaigns; legislative and regulatory developments; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a major contingency. Reported results therefore may appear to be volatile in certain accounting periods.